UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 16, 2016

TOGA LIMITED

(Exact name of registrant as specified in its charter)

Delaware	333-138951	98-0568153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 30-01, Level 30, Menara Standard Chartered,
No 30, Jalan Sultan Ismail,
50250, Kuala Lumpur, Malaysia

(Address of principal executive offices)

+852-5933-1214

(Registrant’s telephone number, including area code)

Blink Couture, Inc.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01- OTHER EVENTS

As previously reported in a Current Report on Form 8-K dated July 22, 2016, and filed with the SEC on July 27, 2016, the Registrant changed its name to Toga Limited.

The name change to Toga Limited became effective in the market on December 16, 2016, following approval by the Financial Industry Regulatory Authority, Inc.  (FINRA), and in conjunction with the name change, the trading symbol for the Company’s common stock was changed.  It’s shares are now listed for quotation on OTC Markets under the symbol “TOGL.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOGA LIMITED

Date: December 16, 2016

/s/ Michael Toh Kok Soon

By: Michael Toh Kok Soon

Its:   Chief Executive Officer